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                                                                    EXHIBIT 23.1




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





To CD&L, Inc.:


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-3321, 333-3323 and 333-47357).

ARTHUR ANDERSEN LLP


Roseland, New Jersey
April 15, 2002


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